UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 30, 2006
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                            NEW FRONTIER ENERGY, INC.
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


   Colorado                         0-50472                    84-1530098
   --------                         -------                    ----------
(State or other             (Commission File Number)          (IRS Employer
   jurisdiction                                             Identification No.)
of incorporation)


                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 730-9994
             ------------------------------------------------------
               Registrant's telephone number, including area code:

                                 Not Applicable.
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01     Entry into a Material Definitive Agreement


     Effective October 30, 2006, New Frontier Energy, Inc. (the "Company") issued a convertible promissory note in the principal amount of $600,000 (the "Note") to Aviel Faliks (the "Holder"). The Note bears interest at a rate of 12.5% per annum, which interest is payable on June 30 and December 31 of each year in the form of cash or $0.001 par value common stock ("Common Stock") of the Company at the option of the Holder. If the Holder chooses to be paid interest in the form of Common Stock, the Common Stock shall be valued at the average of the closing bid and ask prices of the Common Stock for the thirty
(30) trading days immediately preceding the respective interest payment date. The Note is due on the earlier of (i) the date upon which the Company shall have closed on a privately placed debt or equity financing with gross proceeds of at least ten Million Dollars ($10,000,000.00), or (ii) December 31, 2007.

     The Note is subordinated in right of payment to the Company's 2.5% Convertible Debentures due July 22, 2007 and the 2.5% Convertible Debenture due January 1, 2008.

     The Holder has the right, exercisable in whole or in part, to convert the outstanding principal and accrued interest hereunder into a number of fully paid and nonassessable whole units of the Company's $0.001 par value Series C Preferred Convertible Stock ("Series C Preferred") the Company intends to offer in the future. The definitive terms and conditions of the Series C Preferred have yet to be finalize.

Item 9.01     Financial Statements and Exhibits.

     The following is a complete list of Exhibits filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601 of Regulation S-B.

           Exhibit No.        Description
               10.1           Convertible Promissory Note Dated October 30, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  November 3, 2006                          NEW FRONTIER ENERGY, INC.

                                            By:  /s/ Les Bates
                                                 -------------------------------
                                                 Treasurer, Chief Accounting and
                                                 Financial Officer, Secretary
                                                 and Director